Exhibit 10.58

FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is made as of the 14th day of February, 2024 by the undersigned (collectively, the “Parties”).

WITNESSETH:

WHEREAS, the Parties entered into that certain Amended and Restated Employment Agreement dated as of February 18, 2021 (as amended hereby, the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.The foregoing Recitals are incorporated into this Amendment by this reference and are deemed restated herein for all relevant purposes.

2.Subsection 8(b)(i)(A) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(A) if such termination is following the execution of a definitive agreement the consummation of which would result in, or within two years following, a Change in Control of the Company (and such Change in Control does in fact occur) (a “Qualifying CIC Termination”), three times the sum of Executive’s: (x) current Base Salary, and (y) target Annual Bonus, payable in a lump sum within 60 days after the Date of Termination; or”

3.To the extent, if any, that any provision of this Amendment conflicts with or differs from any provision of the Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

4.All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Agreement.  Except as modified hereby, all terms and conditions of the Agreement shall remain in full force and effect, which terms and conditions are hereby ratified and confirmed for all purposes and in all respects.

5.This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COMPANY: JBG SMITH Properties, a Maryland real estate investment trust		EXECUTIVE:
By:	/s/ W. Matthew Kelly	/s/ Steven A. Museles
	Name: W. Matthew Kelly	Steven A. Museles
Title: Chief Legal Officer and Corporate Secretary